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                                                                   Exhibit 99.A

                        AGREEMENT DATED AUGUST 10, 2000

                        RE: JOINT FILING OF SCHEDULE 13D


           The undersigned hereby agree that:

           (i) each of them is individually eligible to use the Schedule 13D attached hereto;

           (ii)  the attached Schedule 13D is filed on behalf of each of them;
and

           (iii) each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning him or itself; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless he or it knows or has reason to believe that such information is inaccurate.

                                       CITIGROUP INC.


                                       By: /s/ Joseph B. Wollard
                                          ----------------------
                                          Name:  Joseph B. Wollard
                                          Title: Assistant Secretary

                                       CITIGROUP HOLDINGS COMPANY


                                       By: /s/ Kenneth Cohen
                                          ----------------------
                                          Name:  Kenneth Cohen
                                          Title: Assistant Secretary

                                       CITICORP


                                       By: /s/ Joseph B. Wollard
                                          ----------------------
                                          Name:  Joseph B. Wollard
                                          Title: Assistant Secretary



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                                       CITIBANK, N.A.


                                       By: /s/ Joseph B. Wollard
                                          ----------------------
                                          Name:  Joseph B. Wollard
                                          Title: Assistant Secretary

                                       CITICORP VENTURE CAPITAL, LTD.


                                       By: /s/ Michael Bradley
                                          ----------------------
                                          Name:  Michael Bradley
                                          Title: Vice President